                                                                    EXHIBIT 10.2

                    AMENDED AND RESTATED US PLEDGE AGREEMENT

         US PLEDGE AGREEMENT, dated as of July 11, 1995 and amended and restated as of May 30, 1996 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned (each a "Pledgor" and, collectively, the "Pledgors"), in favor of BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

         WHEREAS, Aearo Corporation (f/k/a Cabot Safety Holdings Corporation) ("Holdings"), Cabot Safety Corporation (f/k/a Cabot Safety Acquisition Corporation) (the "Company"), each Subsidiary Borrower (together with the Company, each a "Borrower" and, collectively, the "Borrowers"), the Banks party thereto, from time to time (the "Banks") and Bankers Trust Company, as Administrative Agent (together with any successor agent, the "Administrative Agent," and together with the Pledgee and the Banks, the "Bank Creditors"), have entered into a Credit Agreement, dated as of July 11, 1995 and amended and restated as of May 30, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Company, all as contemplated therein;

         WHEREAS, the Borrowers may from time to time be party to (or guaranty the obligations of one or more of their Subsidiaries under) one or more (i) interest rate agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements, (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and\or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with a Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Other Creditors," and together with Bank Creditors, the "Secured Creditors");

                                                                    EXHIBIT 10.2
                                                                          Page 2

         WHEREAS, pursuant to Section 12 of the Credit Agreement, the Company has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of (i) the Subsidiary Borrowers under or with respect to the Credit Documents and (ii) each of its Subsidiaries under or with respect to the Interest Rate Protection Agreements or Other Hedging Agreements entered into by such Subsidiary;

         WHEREAS, pursuant to Section 12 of the Credit Agreement, Holdings has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of (i) the Company under or with respect to the Credit Documents and
(ii) the Subsidiary Borrowers under or with respect to the Credit Documents;

         WHEREAS, pursuant to the Amended and Restated US Subsidiary Guaranty, each Pledgor (other than the Company) has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of
(i) the Borrowers under or with respect to the Credit Documents, subject to the limitations contained in the Amended and Restated US Subsidiary Guaranty, and
(ii) the Company and its other Subsidiaries under or with respect to the Interest Rate Protection Agreements or Other Hedging Agreements entered into by the Company or such other Subsidiaries;

         WHEREAS, the Pledgors have heretofore entered into a US Pledge Agreement, dated as of July 11, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original US Pledge Agreement");

         WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

         WHEREAS, each Pledgor desires to execute this Agreement (i) to satisfy the conditions described in the preceding paragraph and (ii) to amend and restate the Original US Pledge Agreement;

         NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

         1. SECURITY FOR OBLIGATIONS. (a) Subject to the limitations contained in paragraph 1(b), this Agreement is made by each Pledgor for the benefit of the

                                                                    EXHIBIT 10.2
                                                                          Page 3

Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which it is a party and the due performance and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabil-ities under this clause (i), except to the extent consisting of Other Obligations (as defined below), being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement including all obligations of such Pledgor under its Guaranty in respect of Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and liabilities under this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default by the Borrowers under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations."

                                                                    EXHIBIT 10.2
                                                                          Page 4

         (b) Notwithstanding any other provision of this Amended and Restated US Pledge Agreement, the aggregate amount of the Obligations of the Pledgors (other than Holdings and the Company) secured hereby, including without limitation, obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities and expenses payable by such Pledgors under any Credit Documents, Interest Rate Protection Agreement or Other Hedging Agreement, shall in no event exceed the aggregate principal amount of
(i) all Original Term Loans (or the Dollar Equivalent thereof) outstanding from time to time, as such Original Term Loans have been repaid pursuant to Sections 4.02(b) and (c) of the Credit Agreement plus (ii) all Revolving Loans (or the Dollar Equivalent thereof.

         2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein: (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corpora tion"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation, provided that, except as provided in the last sentence of this Section 2, such Pledgor (to the extent that it is the Company or a Domestic Subsidiary of the Company) shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock owned by such Pledgor of any Foreign Corporation entitled to vote;
(ii) the term "Notes" shall mean all promissory notes (other than, in the case of Cabot Safety Intermediate Corporation, the Swedish Note) from time to time issued to, or held by, each Pledgor having a principal amount of $2,000,000 or more; and (iii) the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants that on the date hereof (i) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (ii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (iii) the Notes held by such Pledgor (other than, in the case of Cabot Safety Intermediate Corporation, the Swedish Note) consist of the promissory notes described in Annex B hereto where such Pledgor is listed as the Lender; and (iv) on the date hereof, such Pledgor owns no other Securities. In the circumstances and to the extent provided in
Section 8.12 of the Credit Agreement, the 65% limitation set forth in clause
(i)(y) of this Section 2 and in Section 3.2 hereof shall no longer be applicable and such Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder.

                                                                    EXHIBIT 10.2
                                                                          Page 5

         3. PLEDGE OF SECURITIES, ETC.

         3.1. Pledge. To secure the Obligations of such Pledgor and for the purposes and subject to the limitations set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

         3.2. Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2 hereof, no Pledgor (to the extent that it is the Company or a Domestic Subsidiary of the Company) shall be required at any time to pledge hereunder any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

         3.3. Uncertificated Securities. If any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York UCC, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to pro vide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

                                                                    EXHIBIT 10.2
                                                                          Page 6

         3.4. Definition of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities," which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder and all Dividends and Distributions on or with respect to any Pledged Stock, is hereinafter called the "Collateral". As used herein the term (i) Dividends shall mean all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Stock or other shares of capital stock constituting collateral, but shall not mean Distributions and (ii) Distributions shall mean all cash dividends and cash distributions with respect to any Pledged Stock.

         4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any subagent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

         5. VOTING, ETC., WHILE NO NOTICED EVENT OF DEFAULT. Unless and until a Noticed Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities and to give all consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the rights, priorities or remedies of the Pledgee or any other Secured Creditor under this Agreement or any other Secured Debt Agreement. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable. As used herein, a "Noticed Event of Default" shall mean (i) an Event of Default with respect to any Pledgor under
Section 9 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Company notice that

                                                                    EXHIBIT 10.2
                                                                          Page 7




such Event of Default constitutes a "Noticed Event of Default".

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless a Noticed Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor; provided, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the
Collateral:

                  (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  7. REMEDIES IN CASE OF NOTICED EVENT OF DEFAULT. In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6 hereof;

                  (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the relevant Pledgor after such transfer; provided, however, that

                                                                    EXHIBIT 10.2
                                                                          Page 8



         the failure to give such notice shall not affect the validity of such transfer);

                  (iii) to accelerate any Pledged Note which may be accelerated in accor dance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance or advertisement (all of which are hereby waived by each Pledgor), or to redeem for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its reasonable discretion may determine; provided, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured

                                                                    EXHIBIT 10.2
                                                                          Page 9


Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

         9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided in the US Security Agreement.

         (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations of such Pledgor.

         10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indem-nify and hold harmless the Pledgee in such capacity and each other Secured Creditor from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee and each other Secured Creditor for all reasonable costs and expenses, including reasonable attorneys' fees, in each case to the extent arising out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, for those arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable,

                                                                    EXHIBIT 10.2
                                                                         Page 10


in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         12. FURTHER ASSURANCES. Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the applicable UCC or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

         13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 11 of the Credit Agreement.

         14. TRANSFER BY PLEDGORS. Except as permitted pursuant to the Credit Agreement, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement).

         15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Each Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and liens permitted under
Section 8.01(i) of the Credit Agreement; (ii) it

                                                                    EXHIBIT 10.2
                                                                         Page 11


has the corporate power and authority to pledge all the Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether enforcement is sought in equity or at law) and an implied covenant of good faith and fair dealing; (iv) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the legality, validity, binding effect or enforceability of this Agreement with respect to such Pledgor, except those (A) which have been obtained or made, (B) the absence of which, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on either (x) the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or
(y) the rights or remedies of the Banks or the Administrative Agent or on the ability of such Pledgor or any of its Subsidiaries to perform its obligations hereunder or (C) required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder; (v) the execution, delivery and performance of this Agreement by such Pledgor does not (a) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (b) violate any provision of the certificate of incorporation or by-laws or other organizational documents of such Pledgor or (c) conflict with, or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except as contemplated by this Agreement) upon any of the properties or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any mortgage, indenture, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Pledgor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject; (vi) all the shares of Stock have been duly and validly issued, are fully paid and nonassessable; (vii) each of the Pledged Notes, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether enforcement is sought in equity or at law) and an implied covenant of good faith and fair dealing; and (viii) the pledge and assignment of the Securities pursuant to this Agreement, together with the delivery of the Securities pursuant to this Agreement and the filings or recordings of UCC-1

                                                                    EXHIBIT 10.2
                                                                         Page 12

financing statements in respect of any Notes pledged hereunder, creates a valid and, upon satisfaction of any filing requirements set forth herein, perfected security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Securities. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomso-ever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

         16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

         17. REGISTRATION, ETC. (a) If a Noticed Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its reasonable efforts to cause such registration to be effected (and be kept effective) and will use its reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and dis-

                                                                    EXHIBIT 10.2
                                                                         Page 13


tribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

         (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale

                                                                    EXHIBIT 10.2
                                                                         Page 14

were deferred until after registration as aforesaid.

         18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note (as defined in the Credit Agreement) or Letter of Credit is outstanding and all other Obligations then due and payable have been paid in full.

         (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or is otherwise released at the direc tion of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement), the Pledgee, at the request and expense of the respective Pledgor will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

         (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or
(b).

         19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                                                                    EXHIBIT 10.2
                                                                         Page 15




                  (a) if to any Pledgor, at its address set forth opposite its signature below;

                  (b) if to the Pledgee, at:

                           Bankers Trust Company
                           One Bankers Trust Plaza
                           New York, New York  10006
                           Attention:  Christopher Kinslow
                           Telephone No.:  (212) 250-7671
                           Telecopier  o.:  (212) 250-7218

                  (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement) at all times prior to the time at which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations have been paid in full; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Banks and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                                                                    EXHIBIT 10.2
                                                                         Page 16



                  21. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. The Pledgee agrees that it will not deliver a notice under any other US Pledge Agreement stating that an Event of Default has occurred thereunder unless such event also constitutes an Event of Default as defined in this Agreement.

                  22. ADDITIONAL PLEDGORS. It is understood and agreed that any Domestic Subsidiary of the Company that is required to execute a counterpart of this Agreement pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                  23. AMENDMENT AND RESTATEMENT. Upon the execution and deliv-ery of this Agreement by the parties hereto, the Original US Pledge Agreement shall be amended and restated in its entirety by this Agreement, effective as of the date hereof, with all rights, obligations and security interests created under or granted pursuant to the Original Pledge Agreement continuing from the date thereof.

                                                                    EXHIBIT 10.2
                                                                         Page 17

         IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:

c/o Cabot Safety Corporation            AEARO CORPORATION
One Washington Mall
Boston, MA 01550

Telephone No. (617) 371-4200            By   /s/ Bryan Carey
Telecopy No.  (617) 371-4233                 ------------------------
with a copy to:                           Title:  Vice President & Treasurer

Vestar Equity Partners, L.P.
245 Park Avenue
New York, New York 10167
Telephone No. (212) 949-6500
Telecopy No.  (212) 808-4922

Attention:  Norman W. Alpert


c/o Cabot Safety Corporation
One Washington Mall
Boston, MA 01550
Telephone No. (617) 371-4200
Telecopy No.  (617) 371-4233

with a copy to:                         CABOT SAFETY CORPORATION

Vestar Equity Partners, L.P.
245 Park Avenue                         By   /s/ Bryan Carey
New York, New York 10167                     ------------------------
Telephone No. (212) 949-6500              Title:  Vice President & Treasurer
Telecopy No.  (212) 808-4922

Attention:  Norman W. Alpert

                                                                    EXHIBIT 10.2
                                                                         Page 18






c/o Cabot Safety Corporation            CABOT SAFETY INTERMEDIATE CORPORATION
One Washington Mall
Boston, MA 01550
Telephone No. (617) 371-4200            By   /s/ Bryan Carey
Telecopy No.  (617) 371-4233                 ------------------------
                                          Title:  Treasurer


with a copy to:

Vestar Equity Partners, L.P.
245 Park Avenue
New York, New York 10167
Telephone No. (212) 949-6500
Telecopy No.  (212) 808-4922

Attention:  Norman W. Alpert



c/o Cabot Safety Corporation            CSC FSC, INC.
One Washington Mall
Boston, MA 01550
Telephone No. (617) 371-4200            By   /s/ Bryan Carey
Telecopy No.  (617) 371-4233                 ------------------------
                                          Title:  Treasurer
with a copy to:

Vestar Equity Partners, L.P.
245 Park Avenue
New York, New York 10167
Telephone No. (212) 949-6500
Telecopy No.  (212) 808-4922

Attention:  Norman W. Alpert

                                                                    EXHIBIT 10.2
                                                                         Page 19

c/o Cabot Safety Corporation            EASTERN SAFETY EQUIPMENT CO., INC.
One Washington Mall
Boston, MA 01550                        By   /s/ Bryan Carey
Telephone No. (617) 371-4200                 ------------------------
Telecopy No.  (617) 371-4233              Title:  Treasurer

with a copy to:

Vestar Equity Partners, L.P.
245 Park Avenue
New York, New York 10167
Telephone No. (212) 949-6500
Telecopy No.  (212) 808-4922

Attention:  Norman W. Alpert


                                        BANKERS TRUST COMPANY,
                                         as Collateral Agent

                                        By   /s/ Christopher Kinslow
                                             ------------------------
                                          Title:  Vice President

                                                                        ANNEX A
                                                                             to
                                                                      US PLEDGE
                                                                      AGREEMENT



                                 LIST OF STOCK


ISSUER: CABOT SAFETY CORPORATION (F/K/A CABOT SAFETY ACQUISITION CORPORATION)

                                  COMMON STOCK
                                (par value $.01)


                                                       PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING DATE         NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- ----------------------         ----------------        -------------------------
Aearo Corporation                    100                           100%


ISSUER: CABOT SAFETY INTERMEDIATE CORPORATION


                                  COMMON STOCK
                                (par value $.01)


                                                       PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING DATE         NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- ----------------------         ----------------        -------------------------
Aearo Corporation                    100                           100%


ISSUER: EASTERN SAFETY EQUIPMENT CO., INC.


                                  COMMON STOCK
                                  [Authorized:
                        12 Class A Voting Common Shares,
                     988 Class B Non-Voting Common Shares,
                   9,500 7% Non-Cumulative Preferred Shares]


                                                       PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING DATE         NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- ----------------------         ----------------        -------------------------
Cabot Safety Corporation        3 Class A Voting                 100%
                                Common Shares;
                                782 Class B
                                Non-Voting
                                Common Shares


ISSUER: CABOT SAFETY CANADA CORPORATION (F/K/A CABOT SAFETY CANADA ACQUISITION LTD.)

                                  COMMON STOCK
                                 (no par value)

                                                      PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING DATE         NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- ----------------------         ----------------       -------------------------
Cabot Safety Intermediate           65                         65%
  Corporation

ISSUER: CSC FSC, INC.

                                  COMMON STOCK
                                 (no par value)

                                                      PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING             NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- -----------------             ----------------        -------------------------
Cabot Safety Corporation            1000                       100%

ISSUER: E-A-R ITALIANA SRL

                                  COMMON STOCK
                                (uncertificated)

                                                      PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING DATE        NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- ----------------------        ----------------        -------------------------
Cabot Safety Intermediate          45,000                     100%
  Corporation

ISSUER: EAR IBERICA S.A.

                                  COMMON STOCK
                              (par value 1.0 PTA)

                                                      PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING DATE        NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- ----------------------        ----------------        -------------------------
Cabot Safety Intermediate          10,000                     100%
  Corporation

ISSUER: E-A-R ARBEITSSCHUTZ GmbH

                                  COMMON STOCK
                                (uncertificated)

                                                      PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING DATE        NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- ----------------------        ----------------        -------------------------
Cabot Safety Intermediate           Quota                      100%
  Corporation

ISSUER: E-A-R S.A.R.L.

                                  COMMON STOCK
                                (uncertificated)

                                                      PERCENTAGE OF ISSUED AND
HOLDER ON CLOSING DATE        NUMBER OF SHARES        OUTSTANDING CAPITAL STOCK
- ----------------------        ----------------        -------------------------
Cabot Safety Intermediate           1000                       100%
  Corporation